Shares of Beneficial Interest


Number                      United Mortgage Trust                     Shares

SC

                                                            CUSIP 911030 10 4

This Certifies That                       See reverse for certain definitions



Is the record holder of

         FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST OF

       United Mortgage Trust, a Maryland real estate investment trust.

transferable on the books of the Trust in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

    Witness the facsimile seal of the Trust and the facsimile signatures of its duly authorized officers

Dated

---------------------------------           ---------------------------------
Secretary                                   President




Countersigned and Registered

Continental Stock Transfer & Trust Company

(New York, NY)

Transfer Agent
and Registrar

By

Authorized Signature

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common





 UNIF GIFT MIN ACT - _____________ Custodian _____________
                       (Cust)                (Minor)



under Uniform Gifts to Minors

Act ____________
      (State)

UNIF TRF MIN ACT - _____________ Custodian (until age _____)
                       (Cust)

_____________ under Uniform Transfers
(Minor)

to Minors Act _____________
                 (State)


Additional abbreviations may also be used though not in the above list.

For Value Received,________________________ hereby sell, assign and transfer unto

Please insert social security or
other identifying number of assignee

_____________________________________________________________________________
(Please print or typewrite name and address, including zip code, or assignee)

_____________________________________________________________________________

_____________________________________________________________________________

_______________________________________________________________________shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint_________________________________________________________Attorney
to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated_________________________________________________

Signature Guaranteed:

Notice:
___________________________________________________________________________
The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever